SHARE EXCHANGE AND PURCHASE AGREEMENT THIS SHARE EXCHANGE AND PURCHASE AGREEMENT (the “Agreement”), is made effective as of June 13, 2022 by and among Comstock Holding Companies, Inc., a Delaware corporation (the “Company”), and CP Real Estate Services, L.C. formerly known as Comstock Development Services, L.C., a Virginia limited liability company (“CPRES”). RECITALS: WHEREAS, CPRES received Three Million Four Hundred Forty Thousand Six Hundred and Eighty Nine (3,440,690) shares of the Company’s Series C Non-Convertible Preferred Stock, par value $0.01 per share, (the “Series C Shares”) from the Company as the result of prior investment transactions; WHEREAS, the Company is entering into a modified master asset management agreement with Comstock Partners, LC (“CP”) as of the date hereof (the “Asset Management Agreement”); WHEREAS, CPRES is wholly owned by Christopher D. Clemente, the Chief Executive Officer of the Company and the managing member of CP; and WHEREAS, to aid in the acceleration, growth and competitiveness of the Company’s asset management business, (i) CPRES desires to exchange its Series C Shares for the Class A Exchange Shares (as defined below) upon the terms and conditions set forth herein, and (ii) the Company desires to exchange the Series C Shares held by CPRES in exchange for the Class A Exchange Shares upon the terms and conditions set forth herein. AGREEMENT: NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration; the receipt and adequacy of which are hereby acknowledged, the Company and CPRES agree as follows: ARTICLE I DEFINITIONS 1.1 Definitions. For purposes of this Agreement, the following terms have the meanings set forth below. “Agreement” shall have the meaning ascribed to it in the Preamble. “Asset Management Agreement” shall have the meaning ascribed to it in the Preamble. “Class A Exchange Shares” means 1,000,000 newly issued Class A Shares.

CHCI-CPRES Exchange Agreement “Class A Shares” means the Company’s Class A Common Stock, par value $0.01 per share. “Company” shall have the meaning ascribed to it in the Preamble but shall not include any subsidiaries and affiliates unless expressly referenced in this Agreement. “CPRES” shall have the meaning ascribed to it in the Preamble. “Escrow Agent” means Stewart Title and Escrow or any alternative escrow agent approved by the Company and CPRES. “Purchase Price” means Four Million and NO/100ths Dollars ($4,000,000). “Series C Shares” shall have the meaning ascribed to it in the Preamble. 1.2 Other Defined Terms. Other capitalized terms used in this Agreement which are not defined in this ARTICLE I shall have the meanings granted to them elsewhere in this Agreement. In the event there is a defined term not specifically defined in this Agreement, it shall have the meaning set forth in the Asset Management Agreement. ARTICLE II EXCHANGE OF SHARES AND PURCHASE PRICE TRANSACTION; CLOSING 2.1 The Exchange. Subject to the terms and conditions of this Agreement, on the Closing Date, the Company and CPRES shall undertake the following: 2.1.1 CPRES Exchange. CPRES shall assign, transfer and deliver to the Company all of its right, title, interest in and to the Series C Shares as set forth on Schedule 1 free and clear of any liens, pledges, encumbrances, charges, restrictions or known claims of any kind, nature, or description (“Liens”) (except for those created by this Agreement and other than restrictions under applicable federal, state and other securities laws). 2.1.2 Company Exchange. In consideration for the exchange of the Series C Shares with the Class A Exchange Shares, the Company shall (i) issue to CPRES the Class A Exchange Shares as set forth on Schedule 1 upon surrender by CPRES of the certificate or certificates representing the Series C Shares (or in lieu thereof, the delivery of an affidavit of lost security in the customary form) accompanied by a stock power endorsed in blank, and (ii) pay the Purchase Price via wire transfer pursuant to the wire instructions provided by CPRES. 2.2 Valuation. (a) The Class A Exchange Shares will be valued by taking the consolidated closing bid price of the Class A Shares on Nasdaq on the day immediately preceding the entry into this Agreement.

CHCI-CPRES Exchange Agreement (b) The Series C Shares have a face value of $5.00 per share for a total stated value equal to Seventeen Million Two Hundred Thirty Thousand Four Hundred Forty Five Dollars ($17,230,445) (the “Redemption Value”). (c) CPRES and the Company acknowledge that the Class A Exchange Shares and the Purchase Price represent a discount to the Stated Value of the Series C Shares. CPRES acknowledges and agrees that the receipt of the Purchase Price and Class A Exchange Shares represents the full consideration to be paid for the Series C Shares. 2.3 Time and Place of Closing. The closing of the transactions set forth in this Agreement shall be held at 10:00 a.m. at the offices of (i) the Escrow Agent, (ii) the Company at 1900 Reston Metro Plaza, 10th Floor, Reston, Virginia 20190, on June 13, 2022, or (iii) on such other date, time or place as shall be mutually agreed upon by the Company and CPRES (the “Closing Date”); provided however, that the Closing Date shall be automatically extended if required to satisfy the provisions of this Agreement. ARTICLE III REPRESENTATIONS AND WARRANTIES 3.1 General Statement. All representations and warranties set forth herein or in any exhibit, certificate or other document delivered by a party hereto to any other party pursuant to this Agreement shall survive the Closing (and none shall merge into any instrument of conveyance), regardless of any investigation or lack of investigation by any of the parties to this Agreement. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. 3.2 Representations and Warranties of CPRES. CPRES represents and warrants to the Company as follows: 3.2.1 Organization, Existence and Good Standing. CPRES is a limited liability company duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. CPRES was formerly known as Comstock Development Services, LC and it has effected a name change in compliance with all regulatory requirements of the Commonwealth of Virginia 3.2.2 Power and Authority. CPRES has the power and authority to execute, deliver and perform this Agreement and each of the documents and instruments required to be entered into by it pursuant to this Agreement, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by it of this Agreement and each of the documents and instruments required to be entered into by it pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary limited liability company action and such authorization has not been withdrawn or amended in any manner. 3.2.3 Enforceability. This Agreement constitutes a legal, valid and binding obligation of CPRES (assuming that this Agreement has been, and each of the documents and

CHCI-CPRES Exchange Agreement instruments required to be entered into by CPRES pursuant to this Agreement will be, duly and validly authorized, executed and delivered by the other persons party thereto), enforceable against CPRES in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. 3.2.4 Consents. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or notice, approval, consent waiver or authorization from any third party is required on the part of CPRES with respect to CPRES’ execution, delivery or performance of its obligations under this Agreement or the consummation of the transactions contemplated hereby, except for any consent, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a material adverse effect on CPRES. 3.2.5 Ownership. CPRES is the sole record holder and beneficial owner of the Series C Shares. CPRES owns the Series C Shares free and clear of all liens. There are no outstanding rights, options, warrants, conversion rights, repurchase rights, agreements, arrangements, calls, commitments or rights of any kind that obligate CPRES to sell the Series C Shares or any securities or obligations convertible or exchangeable into or exercisable for, or giving any person a right to subscribe for or acquire the Series C Shares. 3.2.6 Access to Information; Advice. CPRES (either alone or together with its advisors) has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the transactions contemplated hereby. CPRES has had the opportunity to discuss the transactions contemplated hereby with the management of the Company and has had the opportunity to obtain such information pertaining to the Company as has been requested. CPRES has received all information that it believes is necessary or appropriate in connection the transactions contemplated hereby. CPRES is an informed and sophisticated party and has engaged, to the extent CPRES deems appropriate, expert advisors experienced in the evaluation of transactions of the type contemplated hereby. CPRES acknowledges that it has not relied upon any express or implied representations or warranties of any nature made by or on behalf of the Company, whether or not any such representations, warranties or statements were made in writing or orally, except as expressly set forth for the benefit of CPRES in this Agreement. CPRES is relying solely upon the advice of its own legal, tax and financial advisers with respect to the tax and other legal aspects of this Agreement. 3.2.7 Exemption from Registration. Neither CPRES nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder) for soliciting the transactions contemplated hereby. CPRES also understands that the Class A Exchange Shares are being offered and issued pursuant to an exemption from the registration requirements of the Securities Act, under Section 3(a)(9), Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the

CHCI-CPRES Exchange Agreement Securities Act. 3.2.8 Accredited Investor; No Registration. CPRES represents that it is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act. CPRES understands that the Class A Exchange Shares have not been registered under the Securities Act or any other applicable securities laws. CPRES understands that the Class A Exchange Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws or pursuant to an exemption therefrom, and in each case in compliance with the conditions set forth in this Agreement. 3.3 Representations and Warranties of the Company. The Company represents and warrants to CPRES, as follows: 3.3.1 Organization, Existence and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. 3.3.2 Foreign Good Standing. The Company has qualified as a foreign corporation, and is in good standing, under the laws of all jurisdictions where the nature of its business or the nature or location of its assets requires such qualification. 3.3.3 Power and Authority. The Company has all necessary corporate power and authority to carry on its business as such business is now being conducted. The Company has the corporate power and authority to execute, deliver and perform this Agreement and each of the documents and instruments required to be entered into by it pursuant to this Agreement, and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and each of the documents and instruments required to be entered into by it pursuant to this Agreement, and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly and validly authorized by all necessary corporate action and such authorization has not been withdrawn or amended in any manner. 3.3.4 Enforceability. This Agreement constitutes a legal, valid and binding obligation of the Company (assuming that this Agreement has been, and each of the documents and instruments required to be entered into by the Company pursuant to this Agreement will be, duly and validly authorized, executed and delivered by the other persons party thereto), enforceable against the Company in accordance with their respective terms, except that (a) such enforcement may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting creditors’ rights generally, and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. 3.3.5 Consents. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority or notice, approval, consent waiver or

CHCI-CPRES Exchange Agreement authorization from any third party is required on the part of the Company with respect to the Company’s execution, delivery or performance of its obligations under this Agreement or the consummation of the transactions contemplated hereby, except for any consent, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not have a material adverse effect on the Company taken as a whole. 3.3.6 Capitalization of the Company. The authorized capital stock of the Company consists of the following: (i) 59,779,750 shares of Class A common stock, par value $0.01 per share, of which 8,199,678 are issued and outstanding, (ii) 220,250 shares of Class B common stock, par value $0.01 per share, of which 220,250 are issued and outstanding, (iii) 20,000,000 shares of preferred stock, par value $0.01 per share, of which 3,440,960 of the Company’s Series C Non Convertible Preferred Stock are issued and outstanding. The Company shall reserve for issuance and as of the Closing will have sufficient authorized Class A Shares to issue the Class A Exchange Shares. 3.3.7 SEC Requirements. The Company shall file at its expense all of the forms required to complete or disclose the transactions contemplated by this Agreement with the Securities and Exchange Commission, provided that CPRES shall provide any necessary information as required by CPRES. 3.3.8 Exemption from Registration. Neither the Company nor any of its affiliates nor any person acting on behalf of or for the benefit of any of the forgoing, has paid or given, or agreed to pay or give, directly or indirectly, any commission or other remuneration (within the meaning of Section 3(a)(9) of the Securities Act and the rules and regulations promulgated thereunder) for soliciting the transactions contemplated hereby. ARTICLE IV CONDITIONS TO CLOSING 4.1 Conditions to the Company’s Obligations. The obligation of the Company to close the transactions contemplated hereby is subject to the fulfillment of the following conditions on or prior to the Closing Date: 4.1.1 The representations and warranties made by CPRES shall be true, correct and complete in all material respects. 4.1.2 CPRES shall have delivered to the Company or the Escrow Agent all of the documents required by Sections 5.3 . 4.2 Conditions to CPRES’s Obligations. The obligation of CPRES to close the transactions contemplated hereby is subject to the fulfillment of the following conditions on or prior to the Closing Date: 4.2.1 The representations and warranties made by the Company shall be true, correct and complete in all material respects.

CHCI-CPRES Exchange Agreement 4.2.2 The Company shall have delivered to CPRES or the Escrow Agent all of the documents required by Section 5.2. ARTICLE V CLOSING AND DEFAULT 5.1 Delivery of Documents. At the Closing, the parties shall deliver the documents, and shall perform the acts, which are set forth in this ARTICLE V. 5.2 Company’s Deliveries at Closing. The Company shall execute and/or deliver to Escrow Agent and/or CPRES all of the following: 5.2.1 at the option of CPRES, a stock certificate evidencing the Class A Exchange Shares or its registration in book entry form, designated in the name of CPRES; 5.2.2 a closing certificate executed by an executive officer of the Company, pursuant to which the Company certifies to CPRES that: (a) the Company’s representations and warranties are true, correct and complete as of the Closing Date; and (b) all covenants required by the terms hereof to be performed by the Company on or before the Closing Date, to the extent not waived by CPRES, have been so performed; and 5.2.3 without limitation by specific enumeration of the foregoing, all documents reasonably required to be executed and delivered by the Company or actions to be taken by the Company pursuant to this Agreement. 5.3 CPRES’s Deliveries at Closing. CPRES shall execute and/or deliver to the Company all of the following: 5.3.1 a certificate evidencing the Series C Shares (or in lieu thereof, the delivery of an affidavit of lost security in customary form) accompanied by a stock power endorsed in blank; 5.3.2 a closing certificate executed by the manager of CPRES, pursuant to which CPRES certifies to the Company that: (a) CPRES’s representations and warranties are true, correct and complete as of the Closing Date; and (b) all covenants required by the terms hereof to be performed by CPRES on or before the Closing Date, to the extent not waived by the Company, have been so performed; 5.3.3 without limitation by specific enumeration of the foregoing, all documents reasonably required to be executed and delivered or actions to be taken by CPRES pursuant to this Agreement, including without limitation, all agreements required to be executed and delivered by CPRES or actions to be taken by CPRES pursuant to Section 2.1; and 5.3.4 without limitation by specific enumeration of the foregoing, all other documents reasonably required from CPRES to consummate the transactions contemplated hereby shall be timely delivered.

CHCI-CPRES Exchange Agreement ARTICLE VI POST-CLOSING AGREEMENTS 6.1 Further Assurances. Post-Closing, the parties shall execute such further documents, and perform such further acts, as may be necessary to comply with the terms of this Agreement and consummate the transactions contemplated hereby. ARTICLE VII TERMINATION 7.1 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing: 7.1.1 by mutual written consent of the Company and CPRES; or 7.1.2 by either the Company or CPRES in writing, if the Closing has not occurred on or before July 30, 2022, unless the failure of the Closing to occur is the result of a breach of this Agreement by the party seeking to terminate this Agreement; 7.2 by either the Company or CPRES (but only so long as such party, as applicable, is not in material breach of its obligations under this Agreement) in writing, if a material breach of any provision of this Agreement that has been committed by the other party would cause the failure of any condition to Closing for the benefit of the non-breaching party and such breach is not subsequently waived by the non-breaching party or capable of being cured or is not cured within three business days after the breaching party receives written notice from the non- breaching party that the non-breaching party intends to terminate this Agreement pursuant to this Section 7.2; or 7.3 by either the Company or CPRES in writing, if there shall be any order, injunction or decree of any governmental authority which prohibits or restrains the parties from consummating the transactions contemplated hereby, and such order, injunction or decree shall have become final and non-appealable; provided that prior to termination under this Section 7.3, the party seeking to terminate this Agreement shall have used best efforts to have such order, injunction or decree vacated. ARTICLE VIII INDEMNIFICATION 8.1 Indemnification Obligations. The parties hereto shall jointly but not severally indemnify, save and hold each other harmless against and from any and all costs, expenses, losses, damages, claims and liabilities sustained or incurred by the other party, as a result of, or arising out of or by virtue of: 8.1.1 any inaccuracy in or breach of any representation and warranty made by a party to the other party herein or in any certificate or closing document delivered in connection herewith; and

CHCI-CPRES Exchange Agreement 8.1.2 the breach by a party or a failure by a party to comply with, any of the covenants or obligations set forth in this Agreement to be performed by the other party (including their obligations under this ARTICLE VIII). ARTICLE IX MISCELLANEOUS PROVISIONS 9.1 Notices. All notices required or permitted to be given hereunder shall be in writing and may be delivered by hand, electronic mail, by nationally recognized private courier, or by United States mail. Notices delivered by mail shall be deemed given three business days after being deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested. Notices delivered by hand, by electronic mail, or by nationally recognized private courier shall be deemed given on the first business day following receipt. All notices shall be addressed as follows: If to the Company: Comstock Holding Companies, Inc. 1900 Reston Metro Plaza 10th Floor Reston, Virginia 20190 Attention: Chief Financial Officer e-mail: cguthrie@comstockcompanies.com with a copy to: Comstock Holding Companies, Inc. 1900 Reston Metro Plaza 10th Floor Reston, Virginia 20190 Attention: General Counsel e-mail: jthompson@comstockcompanies.com If to CPRES : CP Real Estate Services, LC 1900 Reston Metro Plaza 10th Floor Reston, Virginia 20190 Attention: Managing Member e-mail: cclemente@comstockcompanies.com and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with this Agreement.

CHCI-CPRES Exchange Agreement 9.2 Entire Agreement. This Agreement, together with the instruments and other documents to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Each preamble and recital shall be considered incorporated into this Agreement. 9.3 Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. 9.4 Counterparts. This Agreement may be executed in multiple counterparts and by facsimile, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument. 9.5 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, and, for purposes of such jurisdiction, such provision or portion thereof shall be struck from the remainder of this Agreement, which shall remain in full force and effect. This Agreement shall be reformed, construed and enforced in such jurisdiction so as to best give effect to the intent of the parties under this Agreement. 9.6 Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal Laws of the Commonwealth of Virginia applicable to contracts made in that state, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the Laws of any jurisdiction other than the Commonwealth of Virginia. 9.7 Binding Effect; Benefit. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, including third party beneficiary rights. 9.8 Assignability. The Company or CPRES may assign its rights under this Agreement to an affiliate or a wholly-owned subsidiary without the permission of any other party to this Agreement. 9.9 Rule of Construction. The parties acknowledge and agree that each has negotiated and reviewed the terms of this Agreement, assisted by such legal counsel as they desired, and has contributed to its revisions. The parties further agree that the rule of

CHCI-CPRES Exchange Agreement construction that any ambiguities are resolved against the drafting party will be subordinated to the principle that the terms and provisions of this Agreement will be construed fairly as to all parties and not in favor of or against any party. 9.10 Waiver of Trial by Jury. EACH OF THE PARTIES HERETO WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LAWSUIT, ACTION OR PROCEEDING SEEKING ENFORCEMENT OF SUCH PARTY’S RIGHTS UNDER THIS AGREEMENT. 9.11 Consent to Jurisdiction. This Agreement has been executed and delivered in and shall be deemed to have been made in the Commonwealth of Virginia. The parties hereto each agree to the exclusive jurisdiction of the Circuit Court of Fairfax County, Virginia, with respect to any claim or cause of action arising under or relating to this Agreement, and waives personal service of any and all process upon it, and consents that all services of process be made by registered or certified mail, return receipt requested, directed to it at its address as set forth in Section 9.1, and service so made shall be deemed to be completed when received. The parties hereto each waive any objection based on forum non conveniens and waive any objection to venue of any action instituted hereunder. Nothing in this Section shall affect the right of any party to serve legal process in any other manner permitted by law. 9.12 Amendments. This Agreement shall not be modified or amended except pursuant to an instrument in writing executed and delivered on behalf of each of the parties hereto. 9.13 Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement. IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written. [signatures on following page]

CHCI-CPRES Exchange Agreement COMPANY: COMSTOCK HOLDING COMPANIES, INC. By: _____________________________________ Name: Christopher Guthrie Title: Chief Financial Officer CPRES: CP Real Estate Services, LC By: _____________________________________ Name: Christopher D. Clemente Title: Managing Member

Schedule 1 Exchange Shares and Purchase Price Consideration Type Delivered to CPRES Pursuant to Article II Delivered to the Company Pursuant to Article II Class A Exchange Shares 1,000,000 Series C Shares 3,440,690 Purchase Price $4,000,000